UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 14, 2002


                      Walker International Industries, Inc.
             (Exact name of registrant as specified in its charter)




        Delaware                       0-5418                 13-2637172
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


   370 Old Country Road - Second Floor
        Garden City, New York                                  11530
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (516) 746-4141

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Item 4.  Changes in Registrant's Certifying Accountant.

On May 14, 2002, we, Walker International Industries, Inc., replaced Kofler, Levenstein, Romanotto & Co., P.C. as the independent auditors of our financial statements. We have appointed Marcum & Kliegman LLP as our new independent auditors and engaged Marcum & Kliegman LLP as the principal accountant to audit our financial statements, commencing with our fiscal year ending December 31, 2002.

The reports of Kofler, Levenstein, Romanotto & Co., P.C. for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during our last two fiscal years and through the date of our determination not to renew the engagement of Kofler, Levenstein, Romanotto & Co., P.C., we had no disagreements with Kofler, Levenstein, Romanotto & Co., P.C. on any matters relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Kofler, Levenstein, Romanotto & Co., P.C., would have caused Kofler, Levenstein, Romanotto & Co., P.C. to make reference to the subject matter of the disagreement(s) in connection with Kofler, Levenstein, Romanotto & Co., P.C.'s audit report for either or both of such last two fiscal years. In addition, during our two most recent fiscal years and through the date of our determination not to renew the engagement of Kofler, Levenstein, Romanotto & Co., P.C., neither we nor anyone acting on our behalf consulted with Marcum & Kliegman LLP on matters regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered for our financial statements.

We requested that Kofler, Levenstein, Romanotto & Co., P.C. furnish a letter addressed to the SEC stating that it agreed with the above statements relating to Kofler, Levenstein, Romanotto & Co., P.C. A copy of such letter, dated May 15, 2002, is filed as an exhibit to this Current Report on Form 8-K.


Item 5.  Other Events.

We have changed our fiscal year to end on December 31st from a fiscal year ending on November 30th. This change is effective for our current fiscal year. Accordingly, we intend to file Quarterly Reports on Form 10-QSB for fiscal quarters ending March 31st, June 30th and September 30th of each year, commencing with the quarter ended March 31, 2002, and Annual Reports on Form 10-KSB for fiscal years ending December 31st of each year, commencing with the year ending December 31, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

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(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

     Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description

99.1 Letter of Walker International Industries, Inc, to Kofler, Levenstein, Romanotto & Co., P.C., dated May 14, 2002, forwarded in accordance with Item 304(a)(3) of Regulation S-B.

99.2 Letter from Kofler, Levenstein, Romanotto & Co., P.C., dated May 15, 2002, as received by Walker International Industries, Inc.

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                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 2002

                                    Walker International Industries, Inc.



                                    By:  /s/ Mitchell S. Segal
                                    --------------------------------------------
                                        Mitchell S. Segal, President



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                      Walker International Industries, Inc.
                     Form 8-K (Date of Report: May 14, 2002)

                                  Exhibit Index

Exhibit
Number    Description

99.1 Letter of Walker International Industries, Inc, to Kofler, Levenstein, Romanotto & Co., P.C., dated May 14, 2002, forwarded in accordance with Item 304(a)(3) of Regulation S-B.

99.2 Letter from Kofler, Levenstein, Romanotto & Co., P.C., dated May 15, 2002, as received by Walker International Industries, Inc.

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